Exhibit 99.1

TERRA PROPERTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

This unaudited pro forma consolidated financial information should be read in conjunction with the unaudited consolidated financial statements of Terra Property Trust, Inc. (“TPT”) and Terra Income Fund 6, Inc. (“Terra BDC”) as of and for the nine months ended September 30, 2022 and the audited consolidated financial statements of TPT and Terra BDC as of and for the year ended December 31, 2021, including the notes thereto either incorporated by reference to this filing or presented elsewhere in this filing, and other financial information and analyses, either incorporated by reference to this filing or presented elsewhere in this filing.

The unaudited pro forma consolidated financial information (i) is based on available information and assumptions that management deems reasonable; (ii) is presented for informational purposes only; (iii) does not purport to be indicative of TPT’s future results of operations or financial positions; and (iv) does not purport to represent the financial position or results of operations that would actually have occurred assuming completion of the activities and transactions described below had occurred on September 30, 2022 for the pro forma consolidated balance sheet or on January 1, 2021 for the pro forma consolidated statement of operations.

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021 reflects TPT’s results as if the Merger (as defined below) occurred as of January 1, 2021. The unaudited pro forma consolidated balance sheet as of September 30, 2022 reflects TPT’s results as if the Merger occurred as of such date.

On October 1, 2022, pursuant to a certain Agreement and Plan of Merger, dated as of May 2, 2022, Terra BDC merged with and into a newly created wholly owned subsidiary of TPT, with the subsidiary being the surviving company of the merger (the “Merger”). Each issued and outstanding share of common stock, par value $0.001 per share, of Terra BDC (“Terra BDC Common Stock”) was automatically cancelled and retired and converted into the right to receive (i) 0.595 shares of TPT’s newly designated Class B Common Stock, par value $0.01 per share (“TPT Class B Common Stock”), and (ii) cash, without interest, in lieu of any fractional shares of TPT Class B Common Stock otherwise issuable in an amount, rounded to the nearest whole cent, determined by multiplying (x) the fraction of a share of TPT Class B Common Stock to which such holder would otherwise be entitled by (y) $14.38. The aggregate value of such shares issued in the Merger plus the cash exchanged for the fractional shares and transaction costs was approximately $73.4 million, based on the net asset value per share of TPT Common Stock as of September 30, 2022 of $14.66.

TPT, as the acquirer, accounted for the Merger as an asset acquisition and all direct acquisition-related costs were capitalized to the total cost of the assets acquired and liabilities assumed. Pursuant to Accounting Standard Codification Topic 805, Business Combination, total cost was allocated to the assets acquired and liabilities assumed on a relative fair value basis. Terra BDC’s Merger related transaction costs were expensed.

Terra Property Trust, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2022

	Historical
	TPT	Terra BDC	Pro Forma Adjustments	(Notes)	TPT Pro Forma Consolidated
Assets
Cash and cash equivalents	$21,957,216	$24,321,951	$—		$46,279,167
Restricted cash	5,521,080	260,614	—		5,781,694
Cash held in escrow by lender	4,697,219	—	—		4,697,219
Loans held for investment, net	445,320,278	76,311,192	1,251,336	(A1)	523,650,995
			768,189	(E)
Loans held for investment acquired through participation, net	44,858,965	36,738,949	(39,537,404)	(C)	42,114,874
			54,364	(A1)
Equity investment in unconsolidated investments	57,071,597	—	—		57,071,597
Real estate owned, net
Land, building and building improvements, net	47,076,436	—	—		47,076,436
Lease intangible assets, net	3,532,116	—	—		3,532,116
Deal deposit	8,600,000	—	—		8,600,000
Operating lease right-of-use asset	27,382,939		—		27,382,939
Interest receivable	2,192,868	1,367,044	(53,186)	(C)	3,506,726
Other assets	4,360,059	55,465	(2,296,705)	(A)	2,118,819

Total assets	$672,570,773	$139,055,215	$(39,813,406)		$771,812,582

Liabilities and Equity
Liabilities:
Term loan payable, net	$—	$24,279,081	$720,919	(A2)	$25,000,000
Unsecured notes payable, net	82,325,341	36,782,463	(3,012,463)	(A2)	116,095,341
Repurchase agreements payable, net	193,178,309		—		193,178,309
Obligations under participation agreements	36,952,837	6,114,979	(43,067,816)	(C)	—
Mortgage loan payable, net	31,612,338		—		31,612,338
Revolving line of credit payable, net	23,737,073		—		23,737,073
Secured borrowing	—		—		—
Interest reserve and other deposits held on investments	5,521,080	260,614	—		5,781,694
Operating lease liability	27,382,939		—		27,382,939
Lease intangible liabilities, net	8,859,654		—		8,859,654
Due to Manager	2,947,235	682,541	(463,898)	(D)	4,212,394
			1,046,516	(E)
Interest payable	667,029	53,186	(59,287)	(C)	660,928
Accounts payable and accrued expenses	1,864,939	740,824	—		2,605,763
Unearned income	373,516		—		373,516
Distributions payable	3,906		—		3,906
Other liabilities	1,068,328	387,446	—		1,455,774

Total liabilities	416,494,524	69,301,134	(44,836,029)		440,959,629

Equity:
Preferred stock	—	—	—		—
12.5% Series A Cumulative Non-Voting Preferred Stock	125,000		—		125,000
Common stock	194,875	8,149	(8,149)	(B)	243,354
			48,479	(A)
Additional paid-in capital	373,443,672	72,754,590	(72,754,590)	(B)	444,449,813
			71,006,141	(A)
Accumulated (deficit) income	(117,687,298)	(3,008,658)	3,008,658	(B)	(113,965,214)
			3,536,513	(C)
			463,898	(D)
			(278,327)	(E)

Total equity	256,076,249	69,754,081	5,022,623		330,852,953

Total liabilities and equity	$672,570,773	$139,055,215	$(39,813,406)		$771,812,582

Terra Property Trust, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2022

	Historical
	TPT	Terra BDC	Total Pro Forma Adjustments	(Notes)	TPT Pro Forma Consolidated
Revenues
Interest income	$28,995,209	$11,648,944	$(3,379,594)	(C)	$36,986,232
			(278,327)	(E)
Real estate operating revenue	8,933,587	—	—		8,933,587
Prepayment fee income	1,984,061	—	—		1,984,061
Other operating income	550,692	62,821	—		613,513

	40,463,549	11,711,765	(3,657,921)		48,517,393

Operating expenses
Operating expenses reimbursed to Manager	6,082,333	946,934	188,324	(D)	7,217,591
Asset management fee	4,740,657	1,964,830	(973,678)	(D)	5,731,809
Asset servicing fee	1,124,759	—	219,296	(D)	1,344,055
Incentive fee on capital gains	—	(102,160)	102,160	(D)	—
Servicing fees	—	(121,504)	—		(121,504)
Provision for loan losses	9,264,058	—	—		9,264,058
Real estate operating expenses	3,740,140	—	—		3,740,140
Depreciation and amortization	5,155,119	—	—		5,155,119
Impairment charge	1,604,989	—	—		1,604,989
Professional fees	2,348,190	1,139,775	—		3,487,965
Directors fees	108,748	84,378	—		193,126
Other	506,640	266,918	—		773,558

	34,675,633	4,179,171	(463,898)		38,390,906

Operating income	5,787,916	7,532,594	(3,194,023)		10,126,487

Other income and expenses
Interest expense from obligations under participation agreements	(2,875,946)	(433,622)	3,385,695	(C)	76,127
Interest expense on repurchase agreement payable	(4,815,863)	—	—		(4,815,863)
Interest expense on mortgage loan payable	(1,574,063)	—	—		(1,574,063)
Interest expense on revolving line of credit	(1,872,504)	—	—		(1,872,504)
Interest expense on term loan payable	(164,969)	(1,101,797)	—		(1,266,766)
Interest expense on unsecured notes payable	(4,299,167)	(2,299,538)	—		(6,598,705)
Interest expense on secured borrowing	(1,507,572)	—	—		(1,507,572)
Net unrealized losses on marketable securities	(133,994)	—	—		(133,994)
Income from equity investment in unconsolidated investments	4,267,513	—	—		4,267,513
Loss on sale of real estate	(51,984)	—	—		(51,984)
Gain on extinguishment of debt	—	—	3,530,412	(C)	3,530,412
Transaction fee expense	—	(1,459,762)	—		(1,459,762)
Realized gains on marketable securities	799,827	55,783	—		855,610
Unrealized gains on investments	83,411	(3,402,083)	—		(3,318,672)

	(12,145,311)	(8,641,019)	6,916,107		(13,870,223)

(Loss) income before income taxes	(6,357,395)	(1,108,425)	3,722,084		(3,743,736)
Provision for income taxes	—	(605,787)	—		(605,787)

Net (loss) income	$(6,357,395)	$(1,714,212)	$3,722,084		$(4,349,523)

Weighted-average shares outstanding – basic and diluted	19,487,460	8,110,351	4,847,910	(F)	24,335,370

(Loss) earnings per share – basic and diluted	$(0.33)	$(0.21)			$(0.18)

Terra Property Trust, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2021

	Historical
	TPT	Terra BDC	Total Pro Forma Adjustments	(Notes)	TPT Pro Forma Consolidated
Revenues
Interest income	$36,743,470	$12,489,678	$(7,511,209)	(C)	$41,450,554
			(271,385)	(E)
Real estate operating revenue	8,894,991	—	—		8,894,991
Prepayment fee income	190,997	485,236	—		676,233
Other operating income	855,799	696,964	—		1,552,763

	46,685,257	13,671,878	(7,782,594)		52,574,541

Operating expenses
Operating expenses reimbursed to Manager	6,916,371	1,222,217	264,359	(D)	8,402,947
Asset management fee	5,134,149	2,182,947	(1,086,638)	(D)	6,230,458
Asset servicing fee	1,181,924	—	213,561	(D)	1,395,485
Incentive fee on capital gains	—	291,710	(291,710)	(D)	—
Servicing fees		501,718	—		501,718
Provision for loan losses	10,904,163	—	—		10,904,163
Real estate operating expenses	5,003,893	—	—		5,003,893
Depreciation and amortization	3,989,114	—	—		3,989,114
Impairment charge	3,395,430	—	—		3,395,430
Professional fees	1,795,856	1,240,762	—		3,036,618
Directors fees	145,000	120,622	—		265,622
Other	448,503	419,448	—		867,951

	38,914,403	5,979,424	(900,428)		43,993,399

Operating income	7,770,854	7,692,454	(6,882,166)		8,581,142

Other income and expenses
Interest expense from obligations under participation agreements	(10,596,545)	(1,513,228)	7,433,415	(C)	(4,676,358)
Interest expense on repurchase agreement payable	(142,495)	—	—		(142,495)
Interest expense on mortgage loan payable	(2,449,239)	—	—		(2,449,239)
Interest expense on revolving line of credit	(911,811)	—	—		(911,811)
Interest expense on term loan payable	(6,835,877)	(313,638)	—		(7,149,515)
Interest expense on unsecured notes payable	(3,173,673)	(2,703,111)	—		(5,876,784)
Interest expense on secured borrowing	(1,576,502)	—	—		(1,576,502)
Net unrealized losses on marketable securities	22,500	—	—		22,500
Income from equity investment in unconsolidated investments	5,925,802	—	—		5,925,802
Realized loss on loan repayments	(517,989)	—	—		(517,989)
Realized gain on investments	129,248	582,710	—		711,958
Unrealized gains on investments	—	875,842	—		875,842

	(20,126,581)	(3,071,425)	7,433,415		(15,764,591)

(Loss) income before income taxes	(12,355,727)	4,621,029	551,249		(7,183,449)
Provision for income taxes	—	$(534,784)	—		(534,784)

Net (loss) income	$(12,355,727)	$4,086,245	$551,249		$(7,718,233)

Weighted-average shares outstanding – basic and diluted	19,487,460	8,389,604	4,847,910	(F)	24,335,370

(Loss) earnings per share – basic and diluted	$(0.63)	$0.49			$(0.32)

Terra Property Trust, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Information

Basis of Presentation

The accompanying Unaudited Pro Forma Consolidated Financial Statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of TPT’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro Forma periods. In addition, this pro forma consolidated financial information should not be viewed as indicative of TPT’s expected financial results for future periods.

Historical amounts are derived from the unaudited consolidated financial statements of TPT and Terra BDC as of and for the nine months ended September 30, 2022 and the audited consolidated statements of operations of TPT and Terra BDC for the year ended December 31, 2021. The historical financial statements of TPT and Terra BDC are available in TPT’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2022 and March 11, 2022, respectively, Terra Income Fund 6, LLC’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022, and Terra BDC’s Annual Report on Form 10-K filed with the SEC on March 30, 2022.

A. Purchase Price Allocation

The total consideration was $73.4 million in the aggregate, consisting of the issuance of TPT Class B Common Stock and cash exchanged for fractional shares as well as payment for direct acquisition-related costs. The fair value of shares of TPT Class B Common Stock issued was based on TPT’s net asset value per share of $14.66 as of September 30, 2022. Accordingly, upon completion of the Merger, each share of Terra BDC Common Stock was cancelled and converted into 0.595 shares of TPT Class B Common Stock, other than fractional shares, and as a result, TPT issued 4,847,910 shares of TPT Class B Common Stock to Terra BDC Stockholders in exchange for shares of Terra BDC Common Stock and paid $12,920 in cash in lieu of fractional shares of TPT Class B Common Stock and $2.3 million of direct acquisition-related costs.

Total Consideration
Fair value of shares of TPT Class B Common Stock issued	$71,054,620
Cash paid in lieu of fractional shares of TPT Class B Common Stock	12,920
Direct acquisition-related costs	2,283,785

$73,351,325

	Terra BDC Historical	Pro Forma Adjustments		Fair Value of Terra BDC Assets Acquired and Liabilities Assumed
Assets
Investments, at fair value	$76,311,192	$1,251,336	(1)	$77,562,528
Investments through participation interest, at fair value	36,738,949	54,364	(1)	36,793,313
Marketable securities, at fair value	—			—
Cash and cash equivalents	24,321,951			24,321,951
Restricted cash	260,614			260,614
Unsettled sale of marketable securities	—			—
Interest receivable	1,367,044			1,367,044
Other assets	55,465			55,465

Total assets	139,055,215	1,305,700		140,360,915

Liabilities
Unsecured notes payable, net of unamortized debt issuance costs	36,782,463	(3,012,463)	(2)	33,770,000
Term loan payable, net of unamortized debt issuance costs	24,279,081	720,919	(2)	25,000,000
Interest reserve and other deposits held on investments	260,614			260,614
Obligations under participation agreements, at fair value	6,114,979			6,114,979
Due to Adviser, net	682,541			682,541
Accrued expenses	740,824			740,824
Interest payable from obligations under participation agreements	53,186			53,186
Other liabilities	387,446			387,446

Total liabilities	69,301,134	(2,291,544)		67,009,590

Total identifiable net assets	$69,754,081	$3,597,244		$73,351,325

(1)	The Merger is accounted for as an asset acquisition and total consideration is allocated to the assets acquired and liabilities assumed on a relative fair value basis.
(2)

Terra BDC is an investment company, as defined under U.S. GAAP, and applies accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services —  Investment Companies; as such, Terra BDC’s assets are recorded at fair value. Terra BDC has not elected the fair value option for its unsecured notes payable and term loan payable. The pro forma adjustment reflects adjustments to record the debt at their respective estimated fair values.

B.	The pro forma adjustment reflects the elimination of Terra BDC’s acquired equity.

C.

In the normal course of business, TPT and Terra BDC may acquire or sell a portion of a loan from or to an affiliate through a participation agreement. These loan participations do not qualify for sale treatment and therefore remain on the originating company’s consolidated balance sheet, and the proceeds are recorded as obligations under participation agreements. For the loans for which participation has been granted, the interest earned on the entire loan balance is recorded within “Interest income” and the interest related to the participation interest is recorded within “Interest expense from obligations under participation agreements” in the originating company’s consolidated statement of operations. The pro forma adjustment reflects the elimination of the loan participations between TPT and Terra BDC, as well as the related interest income, interest expense on obligations under participation agreements, accounts receivable and interest payable. Additionally, TPT recognized a gain on extinguishment of debt of approximately $3.5 million, representing the difference between the carrying value and fair value of the loan participations.

D.

Terra BDC was a party to the Investment Advisory and Administrative Services Agreement, dated September 22, 2021 (the “Terra BDC Advisory Agreement”), with Terra Income Advisors, LLC (the “Terra BDC Advisor”) whereby Terra BDC paid the Terra BDC Advisor a 2.0% base management fee and a 20% incentive fee on capital gains, and reimbursed the Terra BDC Advisor for operating expenses incurred in connection with administrative services provided to Terra BDC. TPT is a party to the Amended and Restated Management Agreement, dated as of February 18, 2018 (the “TPT Advisory Agreement”) with Terra REIT Advisors, LLC (the “TPT Advisor”) whereby TPT pays an 1.0% asset management fee and a 0.25% asset servicing fee to the TPT Advisor, and also reimburses the TPT Advisor for operating expenses incurred in connection with providing services to TPT. In connection with the Merger, the Terra BDC Advisory Agreement was terminated. The pro forma adjustment reflects the reversal of Terra BDC’s fees paid and expenses reimbursed to the Terra BDC Advisor pursuant to the Terra BDC Advisory Agreement and recording new fees payable and expenses reimbursable to the TPT Advisor pursuant to the TPT Advisory Agreement.

E.

Prior to the Merger, Terra BDC did not pay the Terra BDC Advisor for transaction fees received from the borrowers. Under the TPT Advisory Agreement, TPT pays the TPT Advisor an 1% origination fee and up to 1% of exit and extension fees on investments. The transaction fees received and paid to the TPT Advisor are recorded in interest income as yield adjustment to the investments. The pro forma adjustment reflects transaction fees on Terra BDC’s investments paid to the TPT Advisor in accordance with the TPT Advisory Agreement.

F.

(Loss) earnings per share – Basic and diluted pro forma earnings per share reflect the additional shares expected to be issued as part of the Merger, which are deemed to be outstanding as of January 1, 2021 for the pro forma basic and diluted (loss) earnings per share calculation. Thus, the pro forma outstanding shares are calculated as follows:

	Historical	Pro Forma Adjustments
	TPT		Pro Forma
For the nine months ended September 30, 2022:
Weighted-average shares outstanding – basic and diluted	19,487,460	4,847,910	24,335,370
For the year ended December 31, 2021:
Weighted-average shares outstanding – basic and diluted	19,487,460	4,847,910	24,335,370